UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2010

Rockwell Automation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 South Second Street, Milwaukee, Wisconsin		53204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-382-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010, our shareowners approved amendments to the Rockwell Automation, Inc. 2008 Long-Term Incentives Plan described in our proxy statement dated December 11, 2009 (the LTIP Amendments). Our Board of Directors adopted the LTIP Amendments on December 9, 2009, subject to approval by shareowners. Our 2008 Long-Term Incentives Plan (the 2008 Plan) was originally adopted by our Board of Directors on December 5, 2007 and approved by our shareowners on February 4, 2008. The 2008 Plan, as amended (the Amended 2008 Plan) is described in our proxy statement dated December 11, 2009 for the 2010 Annual Meeting of Shareowners.

The LTIP Amendments (i) increase the maximum number of shares of common stock available for delivery by 4 million shares; (ii) increase the maximum number of shares available for delivery pursuant to awards granted in any form other than options or stock appreciation rights from 1.4 million to 1.8 million shares; (iii) increase the maximum number of shares that may be granted as restricted stock or delivered in payment of restricted stock units or performance shares from 1.4 million to 1.8 million shares; (iv) revise the definition of change of control for awards granted after February 2, 2010 to increase the acquisition trigger for a change of control from 20% to 30%; (v) add a second trigger for awards granted to executive officers after February 2, 2010 that requires certain specified events to occur before such awards become exercisable, the restrictions on such awards lapse, or such awards are otherwise paid out; (vi) impose minimum vesting periods for all options and stock appreciation rights and certain restricted stock and restricted stock units granted after February 2, 2010, except, in each case, in the event of death, disability, retirement or change of control; (vii) prohibit the payment of dividends on unearned performance shares; (viii) require shareowner approval to accelerate the exercisability of, or the lapse of restrictions on, equity awards, except in the event of death, disability, retirement or change of control; and (ix) clarify that, for awards subject to Section 409A of the Internal Revenue Code, certain definitions and the timing of payout will be determined in accordance with Section 409A.

The Amended 2008 Plan permits the grant of a variety of awards to employees (including our named executive officers) and prospective employees, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares. The number of shares authorized for delivery under the original 2008 Plan is 7,159,008. The Amended 2008 Plan increases the aggregate number by 4 million shares. No awards may be granted under the Amended 2008 Plan after February 6, 2018.

The foregoing description of the Amended 2008 Plan is not complete and is qualified in its entirety by reference to the Amended 2008 Plan, a copy of which is incorporated by reference as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99. Rockwell Automation, Inc. 2008 Long-Term Incentives Plan, as amended and restated through February 2, 2010, filed as Appendix A to our definitive Proxy Statement filed on December 18, 2009, in connection with our 2010 Annual Meeting of Shareowners, is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwell Automation, Inc.

February 4, 2010	By:	/s/ Douglas M. Hagerman

Name: Douglas M. Hagerman
Title: Senior Vice President, General Counsel and Secretary